Exhibit 10.1

AMENDMENT NO. 3, dated as of September 29, 2006 (this “Amendment No. 3”), to the Credit Agreement dated as of January 25, 2006 (as amended prior to the date hereof, the “Credit Agreement”), among SHUFFLE MASTER, INC. (the “Borrower”), DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a lender (the “Lender”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (the “Administrative Agent”) and DEUTSCHE BANK SECURITIES INC. as sole arranger and sole book-runner.

A.            Pursuant to the Credit Agreement, the Lender has extended credit to the Borrower pursuant to the terms and subject to the conditions set forth therein.

B.            The Borrower has requested that the Lender agree, subject to the conditions and terms set forth in this Amendment No. 3, to amend Credit Agreement, as set forth below.

C.            As of the Amendment No. 3 Effective Date (as defined below), the Lender is the only lender party to the Credit Agreement.

D.            The Lender is willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

E.             Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.           Amendment to Section 2.05.  Section 2.05 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“The Loan will mature on October 31, 2006.”

SECTION 2.              Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)           This Amendment No. 3 has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(b)           After giving effect to this Amendment No. 3, the representations and warranties of each Credit Party set forth in the Credit Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)           Immediately after giving effect to this Amendment No. 3, no Default or  Event of Default has occurred and is continuing.

SECTION 3.              Conditions to Effectiveness.  This Amendment No. 3 shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied:

(a)           The Administrative Agent (or its counsel) shall have received from the Lender, the Borrower and the Guarantors, a counterpart of this Amendment No. 3 signed on behalf of such party;

(b)           All corporate and other proceedings taken or to be taken in connection with this Amendment No. 3 and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent; and

(c)           The representations and warranties in Section 2 of this Amendment No. 3 shall be true and correct.

Upon satisfaction of the conditions precedent set forth above, the Administrative Agent shall promptly notify the Borrower and the Lenders of its determination that this Amendment No. 3 has become effective, which determination shall, absent manifest error, be conclusive and binding on the Borrower and the Lenders for all purposes.  In addition, the Borrower agrees to pay a fee of $100,000 in consideration for the execution and effectiveness of this Amendment No. 3, such fee to be due and payable on Friday, October 6, 2006; provided that the Borrower shall have no liability for such fee if the Amendment No. 3 Effective Date does not occur.

SECTION 4.              Credit Agreement.  Except as expressly set forth herein, this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Credit Party under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  After the Amendment No. 3 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby, provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby, shall in all instances remain as of January 25, 2006, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to January 25, 2005, and not the date of this Amendment No. 3.  This Amendment No. 3 shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 5.              Governing Law.  THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE

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CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 3 MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT NO. 3, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

SECTION 6.              Counterparts.  This Amendment No. 3 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

SECTION 7.              Headings.  The headings of the several sections and subsections of this Amendment No. 3 are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 3.

SECTION 8.              Severability.  Any provision of this Amendment No. 3 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first written above.

SHUFFLE MASTER, INC.
By:	/s/ Mark L. Yoseloff
	Name:	Mark L. Yoseloff
	Title:	CEO & COB
SHUFFLE MASTER INTERNATIONAL, INC.
By:	/s/ Mark L. Yoseloff
	Name:	Mark L. Yoseloff
	Title:	CEO & COB
SHUFFLE UP PRODUCTIONS, INC.
By:	/s/ Mark L. Yoseloff
	Name:	Mark L. Yoseloff
	Title:	CEO & President

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ Steven P. Lapham
	Name:	Steven P. Lapham
	Title:	Managing Director
By:	/s/ Brenda Casey
	Name:	Brenda Casey
	Title:	Director

To Approve Amendment No. 3:
DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Steven P. Lapham
	Name:	Steven P. Lapham
	Title:	Managing Director
By:	/s/ Brenda Casey
	Name:	Brenda Casey
	Title:	Director